Exhibit 99.1

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Corning Incorporated Second Quarter 2006 Conference Call July 26, 2006

Forward Looking and Cautionary

Certain statements in this presentation constitute “forward

looking” statements within the meaning of the U.S. Private

Securities Litigation Reform Act of 1995. Such forward looking statements are based on current expectations and involve

certain risks and uncertainties. Actual results might differ from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward looking statements is contained in the Securities and Exchange Commission

filings on the Company and at the end of this presentation.

Second Quarter 2006 Results

Amounts in millions, except per share data.

*These are Non-GAAP financial measures, as they exclude special items. Please refer to the GAAP reconciliation on our web site.

Sequential Yr over Yr

Q2 2006 Q1 2006 % Change Q2 2005 % Change

Sales $1,261 $1,262 - $1,141 11%

NPAT* 421 425 (1%) 312 35%

EPS* 0.26 0.27 (4%) 0.20 30%

GAAP Reconciliation

Per

Share

Net

Income

$ 514 $0.32 Total EPS and net income

61

10

(11)

33

0.04

0.01

(0.01)

0.02

Special items:

Asbestos settlement

Provision for income taxes

Retirement of debt

Equity in earnings, net of impairments

$ 421 $ 0.26 Earnings per share (EPS) and net income,

excluding special items

Income Statement

$124

9.8%

$200

$128

10.2%

$256

RD&E

• $

• % of Sales

Equity Earnings*

$223

17.7%

$194

15.4%

SG&A

• $

• % of Sales

45% 43% Gross Margin

$1,262 $1,261 Sales

Q1 2006 Q2 2006

$ Amounts in millions

*Q2 2006 equity earnings include a $33 million gain, Q1 2006 equity earnings include a $21 million impairment

$417 $344 Net Income

$142 $135 Equity Earnings

Upper single digit decline

Up 10%

Down slightly

Decline less than Q1

Up 3%

Down slightly

Sequential Pricing

SCP Sequential Volume

SCP Sequential Price

Up 15% Down 14% Sequential Volume

$547 $461 Sales

Q1 2006 Q2 2006

Display Segment

$ Amounts in millions

24% 22%

25%

29%

17%

21%

25%

37%

10%

20%

30%

40%

50%

Q1 Q2 Q3 Q4

Seasonality of LCD monitors and LCD TV

21% 22%

26%

31%

10%

20%

30%

40%

Q1 Q2 Q3 Q4

Sets into Retail Distribution

% of LCD monitor (’03-’05)

22% 21%

25%

32%

10%

20%

30%

40%

Q1 Q2 Q3 Q4

Sets from Retails to Consumers

% of LCD monitor (’03-’05)

Seasonality of LCD monitors

Seasonality of LCD TV vs. All TV

% of TVs sold (’03-’05)

All

TV

LCD

Sets into Retail Distribution

25%

20%

32%

15% 17%

24%

44%

23%

10%

20%

30%

40%

50%

Q1 Q2 Q3 Q4

% of TVs sold (’03-’05)

All

TV

LCD

Sets from Retails to Consumers

Environmental and Life Sciences Segments (5) (2) Net Income (Loss) $72 $75 Sales Life Sciences (1) 9 Net Income $155 $152 Sales Environmental Q1 2006 Q2 2006 $ Amounts in millions

Telecommunications Segment 1 40 Net Income 397 472 Total Telecommunications Segment 205 234 Fiber and Cable $192 $238 Hardware and Equipment Q1 2006 Q2 2006 $ Amounts in millions

Balance Sheet

$616

$1,811

($123)

$664

$1,497

$299

Inventory

Debt (short term and long term)

Free cash flow*

$2,478 $2,475 Cash and short term investments

Q1 2006 Q2 2006

$ Amounts in millions

*Free cash flow is a non-GAAP measure. Please refer to the GAAP reconciliation on our web site.

Q3 2006 Outlook $0.22 - $0.26 EPS Excluding Special Items $1.26 billion - $1.33 billion Sales

Q3 2006 Outlook

Flat to Down Slightly

Flat to Down Slightly

Flat to Down Slightly

Segment Sales

Fiber and Cable Sales

Hardware and Equipment Sales

Consistent with Q2

Consistent with Q2

Up 5% - 10%

Environmental Segment Sales

Life Science Segment Sales

Other Reportable Businesses Sales

Telecommunications Segment

Declines consistent with Q2

Declines more than Q2

Price

Wholly owned business

Samsung Corning Precision

Up 5% - 15% Total Display Segments

Up 5% - 15% Samsung Corning Precision

Up 5% - 15% Wholly owned business

Volume

Display Segment

All Data Sequential

Q3 2006 Outlook

~ 1.59 billion Shares

15% - 20% Tax Rate

Down 5% - 10% Equity Earnings

~10% of Sales RD&E

~17% of Sales SG&A

Between 41% and 43% Gross Margin

$0.22 - $0.26 EPS Excluding Special Items

$1.26 billion - $1.33 billion Sales

Q&A Session

Forward Looking and Cautionary

This presentation contains forward looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic conditions; currency exchange rates; product demand and industry capacity; competitive products and pricing; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the telecommunications industry and other business segments; the mix of sales between premium and non-premium products;

possible disruption in commercial activities due to terrorist activity and armed conflict; ability to obtain financing and capital on commercially reasonable terms;

acquisition and divestiture activities; the level of excess or obsolete inventory; the ability to enforce patents; product and components performance issues; and

litigation. These and other risk factors are identified in Corning’s filings with the

Securities and Exchange Commission. Forward looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.

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